Exhibit 99.1

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	James McIntire
(248) 244-4586	(248) 244-5370
james_polehna@kellyservices.com	james_mcintire@kellyservices.com

KELLY SERVICES REPORTS 2nd QUARTER 2008 RESULTS

TROY, MI (July 22, 2008) — Kelly Services, Inc., a world leader in human resources solutions, today announced results for the second quarter of 2008.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2008 totaled $1.5 billion, a 3% increase compared to the corresponding quarter in 2007.

Earnings from operations for the second quarter of 2008 totaled $15.0 million, a 33% decrease compared to $22.3 million reported for the second quarter of 2007. Included in earnings from operations in the second quarter of 2007 are $2.4 million of restructuring costs related to our UK operations and a $3.8 million benefit related to a temporary change in the French payroll tax law.

Diluted earnings per share from continuing operations in the second quarter of 2008 were $0.30, a decrease of 27% as compared to second quarter 2007 earnings of $0.41 per share. Included in second quarter 2007 diluted earnings is the $0.07 per share cost of the UK restructuring and $0.07 per share benefit related to the temporary change in the French payroll tax law.

Commenting on the results, Camden said “Our second quarter performance reflects the deterioration in economic conditions and the further weakening of the staffing market, particularly in the U.S. These conditions are now beginning to ripple through other parts of the global economy.

Camden concluded, “Given this economic uncertainty continuing to cloud the outlook for our industry, we have elected not to provide quarterly earnings guidance. We remain focused on building value for our shareholders by executing our strategy to diversify geographically, moving into higher-margin, fee-based business, expanding our professional and technical businesses, and improving operating margins.”

In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on July 22, 2008 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1-800-553-0272
International	1-612-288-0329

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website: www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any projections contained herein.

About Kelly Services

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in human resources solutions headquartered in Troy, Michigan, offering temporary staffing services, outsourcing, vendor on-site and full-time placement to clients on a global basis. Kelly provides employment to more than 750,000 employees annually, with skills including office services, accounting, engineering, information technology, law, science, marketing, creative services, light industrial, education, and health care. Revenue in 2007 was $5.7 billion. Visit www.kellyservices.com.

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED JUNE 29, 2008 AND JULY 1, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

		2008	2007	Change		% Change
	Revenue from services	$1,452,007	$1,415,674	$36,333		2.6%

	Cost of services	1,194,605	1,168,108	26,497		2.3

	Gross profit	257,402	247,566	9,836		4.0

	Selling, general and administrative expenses	242,448	225,300	17,148		7.6

	Earnings from operations	14,954	22,266	(7,312)		(32.8)

	Other income, net	149	930	(781)		(84.0)

	Earnings from continuing operations before taxes	15,103	23,196	(8,093)		(34.9)

	Income taxes	4,673	7,885	(3,212)		(40.7)

	Earnings from continuing operations	10,430	15,311	(4,881)		(31.9)

	Earnings from discontinued operations, net of tax	87	18	69		383.3

	Net earnings	$10,517	$15,329	$(4,812)		(31.4)%

	Basic earnings per share
	Earnings from continuing operations	$0.30	$0.42	$(0.12)		(28.6)%
	Earnings from discontinued operations	-	-	-		-

	Net earnings	$0.30	$0.42	$(0.12)		(28.6)%

	Diluted earnings per share
	Earnings from continuing operations	$0.30	$0.41	$(0.11)		(26.8)%
	Earnings from discontinued operations	-	-	-		-

	Net earnings	$0.30	$0.41	$(0.11)		(26.8)%

	STATISTICS:

	Gross profit rate	17.7%	17.5%	0.2	pts.

	Selling, general and administrative expenses:
	% of revenue	16.7	15.9	0.8
	% of gross profit	94.2	91.0	3.2

% Return -	Earnings from operations	1.0	1.6	(0.6)
	Earnings from continuing operations before taxes	1.0	1.6	(0.6)
	Earnings from continuing operations	0.7	1.1	(0.4)
	Net earnings	0.7	1.1	(0.4)

	Effective income tax rate	30.9%	34.0%	(3.1	) pts.
	Average number of shares outstanding (thousands):
	Basic	34,696	36,658
	Diluted	34,805	36,962

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 26 WEEKS ENDED JUNE 29, 2008 AND JULY 1, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

		2008	2007	Change		% Change
	Revenue from services	$2,840,451	$2,766,532	$73,919		2.7%

	Cost of services	2,333,162	2,289,758	43,404		1.9

	Gross profit	507,289	476,774	30,515		6.4

	Selling, general and administrative expenses	479,395	444,015	35,380		8.0

	Earnings from operations	27,894	32,759	(4,865)		(14.9)

	Other income, net	98	1,603	(1,505)		(93.9)

	Earnings from continuing operations before taxes	27,992	34,362	(6,370)		(18.5)

	Income taxes	9,571	13,793	(4,222)		(30.6)

	Earnings from continuing operations	18,421	20,569	(2,148)		(10.4)

	Earnings from discontinued operations, net of tax	325	6,675	(6,350)		(95.1)

	Net earnings	$18,746	$27,244	$(8,498)		(31.2)%

	Basic earnings per share
	Earnings from continuing operations	$0.53	$0.56	$(0.03)		(5.4)%
	Earnings from discontinued operations	0.01	0.18	(0.17)		(94.4)

	Net earnings	$0.54	$0.74	$(0.20)		(27.0)%

	Diluted earnings per share
	Earnings from continuing operations	$0.53	$0.56	$(0.03)		(5.4)%
	Earnings from discontinued operations	0.01	0.18	(0.17)		(94.4)

	Net earnings	$0.54	$0.74	$(0.20)		(27.0)%

	STATISTICS:

	Gross profit rate	17.9%	17.2%	0.7	pts.

	Selling, general and administrative expenses:
	% of revenue	16.9	16.0	0.9
	% of gross profit	94.5	93.1	1.4

% Return -	Earnings from operations	1.0	1.2	(0.2)
	Earnings from continuing operations before taxes	1.0	1.2	(0.2)
	Earnings from continuing operations	0.6	0.7	(0.1)
	Net earnings	0.7	1.0	(0.3)

	Effective income tax rate	34.2%	40.1%	(5.9	) pts.

	Average number of shares outstanding (thousands):
Basic		34,760	36,585
Diluted		34,878	36,948

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In thousands of dollars)

	Second Quarter
	2008	2007	Change	% Change
Revenue from Services:
Americas Commercial	$654,167	$696,974	$(42,807)	(6.1)%
Americas PT	238,493	236,406	2,087	0.9

Total Americas Commercial and PT	892,660	933,380	(40,720)	(4.4)

EMEA Commercial	351,677	321,229	30,448	9.5
EMEA PT	46,315	39,165	7,150	18.3

Total EMEA Commercial and PT	397,992	360,394	37,598	10.4

APAC Commercial	90,895	77,888	13,007	16.7
APAC PT	9,411	5,917	3,494	59.1

Total APAC Commercial and PT	100,306	83,805	16,501	19.7

OCG	61,049	38,095	22,954	60.3

Consolidated Total	$1,452,007	$1,415,674	$36,333	2.6%

Earnings from Operations:
Americas Commercial	$19,706	$25,063	$(5,357)	(21.4)%
Americas PT	14,101	13,803	298	2.2

Total Americas Commercial and PT	33,807	38,866	(5,059)	(13.0)

EMEA Commercial	1,339	3,476	(2,137)	(61.5)
EMEA PT	1,370	433	937	216.4

Total EMEA Commercial and PT	2,709	3,909	(1,200)	(30.7)

APAC Commercial	514	1,498	(984)	(65.7)
APAC PT	(151)	(233)	82	35.2

Total APAC Commercial and PT	363	1,265	(902)	(71.3)

OCG	857	649	208	32.0

Corporate Expense	(22,782)	(22,423)	(359)	(1.6)

Consolidated Total	$14,954	$22,266	$(7,312)	(32.8)%

Earnings from Operations (Excluding Restructuring Charges):
Americas Commercial	$19,706	$25,063	$(5,357)	(21.4)%
Americas PT	14,101	13,803	298	2.2

Total Americas Commercial and PT	33,807	38,866	(5,059)	(13.0)

EMEA Commercial	1,339	5,924	(4,585)	(77.4)
EMEA PT	1,370	433	937	216.4

Total EMEA Commercial and PT	2,709	6,357	(3,648)	(57.4)

APAC Commercial	514	1,498	(984)	(65.7)
APAC PT	(151)	(233)	82	35.2

Total APAC Commercial and PT	363	1,265	(902)	(71.3)

OCG	857	649	208	32.0

Corporate Expense	(22,782)	(22,423)	(359)	(1.6)

Consolidated Total	$14,954	$24,714	$(9,760)	(39.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In thousands of dollars)

	June Year to Date
	2008	2007	Change	% Change
Revenue from Services:
Americas Commercial	$1,294,106	$1,381,025	$(86,919)	(6.3)%
Americas PT	470,670	464,035	6,635	1.4

Total Americas Commercial and PT	1,764,776	1,845,060	(80,284)	(4.4)

EMEA Commercial	673,586	618,668	54,918	8.9
EMEA PT	90,102	75,281	14,821	19.7

Total EMEA Commercial and PT	763,688	693,949	69,739	10.0

APAC Commercial	177,588	140,687	36,901	26.2
APAC PT	17,897	10,516	7,381	70.2

Total APAC Commercial and PT	195,485	151,203	44,282	29.3

OCG	116,502	76,320	40,182	52.6

Consolidated Total	$2,840,451	$2,766,532	$73,919	2.7%

Earnings from Operations:
Americas Commercial	$41,901	$48,170	$(6,269)	(13.0)%
Americas PT	28,204	27,355	849	3.1

Total Americas Commercial and PT	70,105	75,525	(5,420)	(7.2)

EMEA Commercial	(240)	(992)	752	75.8
EMEA PT	2,394	749	1,645	219.6

Total EMEA Commercial and PT	2,154	(243)	2,397	NM

APAC Commercial	579	2,174	(1,595)	(73.4)
APAC PT	(361)	(380)	19	5.0

Total APAC Commercial and PT	218	1,794	(1,576)	(87.8)

OCG	2,674	1,176	1,498	127.4

Corporate Expense	(47,257)	(45,493)	(1,764)	(3.9)

Consolidated Total	$27,894	$32,759	$(4,865)	(14.9)%

Earnings from Operations (Excluding Restructuring Charges):
Americas Commercial	$41,901	$48,170	$(6,269)	(13.0)%
Americas PT	28,204	27,355	849	3.1

Total Americas Commercial and PT	70,105	75,525	(5,420)	(7.2)

EMEA Commercial	(240)	4,090	(4,330)	(105.9)
EMEA PT	2,394	749	1,645	219.6

Total EMEA Commercial and PT	2,154	4,839	(2,685)	(55.5)

APAC Commercial	579	2,174	(1,595)	(73.4)
APAC PT	(361)	(380)	19	5.0

Total APAC Commercial and PT	218	1,794	(1,576)	(87.8)

OCG	2,674	1,176	1,498	127.4

Corporate Expense	(47,257)	(45,493)	(1,764)	(3.9)

Consolidated Total	$27,894	$37,841	$(9,947)	(26.3)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF CONSTANT CURRENCY

REVENUE FROM SERVICES TO REPORTED REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	Second Quarter
	2008	2007	Change	% Change
Revenue from services - constant currency*:
Americas Commercial	$648,620	$696,974	$(48,354)	(6.9)%
Americas PT	238,248	236,406	1,842	0.8

Total Americas Commercial and PT - constant currency*	886,868	933,380	(46,512)	(5.0)

EMEA Commercial	317,593	321,229	(3,636)	(1.1)
EMEA PT	41,346	39,165	2,181	5.6

Total EMEA Commercial and PT - constant currency*	358,939	360,394	(1,455)	(0.4)

APAC Commercial	82,971	77,888	5,083	6.5
APAC PT	8,424	5,917	2,507	42.4

Total APAC Commercial and PT - constant currency*	91,395	83,805	7,590	9.1

OCG	59,774	38,095	21,679	56.9

Total revenue from services - constant currency*	1,396,976	1,415,674	(18,698)	(1.3)%
Foreign currency impact	55,031		55,031

Revenue from services	$1,452,007	$1,415,674	$36,333	2.6%

	June Year to Date
	2008	2007	Change	% Change
Revenue from services - constant currency*:
Americas Commercial	$1,279,931	$1,381,025	$(101,094)	(7.3)%
Americas PT	469,990	464,035	5,955	1.3

Total Americas Commercial and PT - constant currency*	1,749,921	1,845,060	(95,139)	(5.2)

EMEA Commercial	610,257	618,668	(8,411)	(1.4)
EMEA PT	80,821	75,281	5,540	7.4

Total EMEA Commercial and PT - constant currency*	691,078	693,949	(2,871)	(0.4)

APAC Commercial	160,475	140,687	19,788	14.1
APAC PT	15,942	10,516	5,426	51.6

Total APAC Commercial and PT - constant currency*	176,417	151,203	25,214	16.7

OCG	114,113	76,320	37,793	49.5

Total revenue from services - constant currency*	2,731,529	2,766,532	(35,003)	(1.3)%
Foreign currency impact	108,922		108,922

Revenue from services	$2,840,451	$2,766,532	$73,919	2.7%

*	Information on constant currencies is provided to allow investors to separate the impact of foreign currency translations on reported results. Constant currency results are calculated by translating the current year results at prior year average exchange rates.

KELLY SERVICES, INC. AND SUBSIDIARIES

SUMMARY OF DISCONTINUED OPERATIONS

(UNAUDITED)

(In thousands of dollars)

	Second Quarter		June Year to Date
	2008	2007	2008	2007
Revenue from services	$-	$-	$-	$14,777

Operating income from discontinued operations	$141	$29	$526	$827

Less: Income taxes	54	11	201	318

Earnings from discontinued operations, net of tax	87	18	325	509

Gain on sale of discontinued operations	-	-	-	10,153
Less: Income taxes	-	-	-	3,987

Gain on sale of discontinued operations, net of tax	-	-	-	6,166

Discontinued operations, net of tax	$87	$18	$325	$6,675

Effective March 31, 2007, the Company sold Kelly Home Care (“KHC”), a wholly owned subsidiary. Effective December 31, 2006, the Company sold Kelly Staff Leasing (“KSL”), a wholly owned subsidiary. The operating results for KHC and KSL, as well as the gain on the sale of KHC, have been excluded from earnings from continuing operations. This schedule provides information on KHC’s and KSL’s results from operations for the second quarter of 2008 and 2007 and June year to date 2008 and 2007, as well as the gain on the sale of KHC, all of which are included as discontinued operations on the face of the statements of earnings.

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In thousands of dollars)

	June 29, 2008	December 30, 2007	July 1, 2007
Current Assets
Cash and equivalents	$85,369	$92,817	$112,463
Trade accounts receivable, less allowances of $16,952, $18,172 and $17,348, respectively	952,511	888,334	869,256
Prepaid expenses and other current assets	55,882	53,392	49,293
Deferred taxes	23,151	29,294	27,960

Total current assets	1,116,913	1,063,837	1,058,972

Property and Equipment, Net	172,513	178,019	171,675

Noncurrent Deferred Taxes	53,058	43,436	37,231

Goodwill, Net	145,202	147,168	122,282

Other Assets	141,854	141,537	143,815

Total Assets	$1,629,540	$1,573,997	$1,533,975

Current Liabilities
Short-term borrowings	$44,962	$49,729	$77,165
Accounts payable	209,899	171,471	153,373
Accrued payroll and related taxes	290,777	270,575	265,065
Accrued insurance	23,027	23,696	25,601
Income and other taxes	65,076	69,779	63,379

Total current liabilities	633,741	585,250	584,583

Noncurrent Liabilities
Long-term debt	51,349	48,394	-
Accrued insurance	58,817	60,404	60,413
Accrued retirement benefits	76,189	78,382	78,861
Other long-term liabilities	15,436	13,338	19,802

Total noncurrent liabilities	201,791	200,518	159,076

Stockholders’ Equity
Common stock	40,116	40,116	40,116
Treasury stock	(111,434)	(106,312)	(72,054)
Paid-in capital	33,257	34,500	32,112
Earnings invested in the business	786,597	777,338	753,409
Accumulated other comprehensive income	45,472	42,587	36,733

Total stockholders’ equity	794,008	788,229	790,316

Total Liabilities and Stockholders’ Equity	$1,629,540	$1,573,997	$1,533,975

STATISTICS:
Working Capital	$483,172	$478,587	$474,389
Current Ratio	1.8	1.8	1.8
Debt-to-capital %	10.8%	11.1%	8.9%
Global Days Sales Outstanding	51	49	51

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 26 WEEKS ENDED JUNE 29, 2008 AND JULY 1, 2007

(UNAUDITED)

(In thousands of dollars)

	2008	2007
Cash flows from operating activities
Net earnings	$18,746	$27,244
Noncash adjustments:
Depreciation and amortization	22,504	20,868
Provision for bad debts	1,962	2,346
Stock-based compensation	1,637	1,361
Gain on sale of discontinued operations	-	(6,166)
Other, net	1,824	(371)
Changes in operating assets and liabilities	(5,370)	(15,608)

Net cash from operating activities	41,303	29,674

Cash flows from investing activities
Capital expenditures	(15,614)	(21,295)
Acquisition of companies, net of cash received	(10,607)	(24,733)
Proceeds from sale of discontinued operations	-	12,500
Other investing activities	(433)	(754)

Net cash from investing activities	(26,654)	(34,282)

Cash flows from financing activities
Net decrease in revolving line of credit	(7,388)	(720)
Proceeds from debt	-	8,223
Dividend payments	(9,487)	(9,271)
Purchase of treasury stock	(7,975)	-
Stock options and other stock sales	53	5,649
Other financing activities	(704)	(6,509)

Net cash from financing activities	(25,501)	(2,628)

Effect of exchange rates on cash and equivalents	3,404	1,271

Net change in cash and equivalents	(7,448)	(5,965)
Cash and equivalents at beginning of period	92,817	118,428

Cash and equivalents at end of period	$85,369	$112,463

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	Second Quarter
	2008	2007	% Change
			US$	Constant Currency

Americas
United States	$839,110	$866,447	(3.2)%	(3.2)%
Canada	63,661	64,023	(0.6)	(8.5)
Puerto Rico	20,653	19,419	6.4	6.4
Mexico	19,600	18,715	4.7	0.5

Total Americas	943,024	968,604	(2.6)	(3.2)

EMEA
United Kingdom	109,919	118,522	(7.3)	(6.6)
France	95,418	76,456	24.8	7.7
Switzerland	52,265	44,828	16.6	(1.7)
Italy	37,434	33,624	11.3	(3.9)
Norway	24,256	18,481	31.2	11.0
Germany	22,805	15,379	48.3	27.9
Russia	22,501	16,172	39.1	27.2
Other	40,894	37,394	9.4	(5.6)

Total EMEA	405,492	360,856	12.4	1.3

APAC
Australia	38,040	31,637	20.2	5.9
Singapore	18,714	14,590	28.3	14.9
Other	46,737	39,987	16.9	10.2

Total APAC	103,491	86,214	20.0	9.4

Total Kelly Services, Inc.	$1,452,007	$1,415,674	2.6%	(1.3)%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	June Year to Date
	2008	2007	% Change
			US$	Constant Currency

Americas
United States	$1,659,850	$1,718,719	(3.4)%	(3.4)%
Canada	125,500	123,467	1.6	(9.6)
Puerto Rico	39,496	38,172	3.5	3.5
Mexico	37,270	35,730	4.3	1.1

Total Americas	1,862,116	1,916,088	(2.8)	(3.6)

EMEA
United Kingdom	214,798	236,405	(9.1)	(9.3)
France	182,020	145,427	25.2	8.7
Switzerland	94,456	81,389	16.1	(0.9)
Italy	72,786	63,986	13.8	(1.2)
Norway	44,232	34,621	27.8	8.6
Germany	44,178	28,897	52.9	32.8
Russia	43,245	31,334	38.0	26.6
Other	81,352	72,733	11.9	(2.7)

Total EMEA	777,067	694,792	11.8	1.2

APAC
Australia	73,740	60,938	21.0	5.9
Singapore	36,505	27,720	31.7	19.5
Other	91,023	66,994	35.9	25.4

Total APAC	201,268	155,652	29.3	16.7

Total Kelly Services, Inc.	$2,840,451	$2,766,532	2.7%	(1.3)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	Second Quarter
	2008		2007
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations	$10,430	$0.30	$15,311	$0.41

U.K. restructuring charge (1)	-	-	2,448	0.07

Earnings from continuing operations excluding the U.K. restructuring charge	$10,430	$0.30	$17,759	$0.48

	Second Quarter
	2008		2007	% Change

Selling, general and administrative expenses	$242,448		$225,300
U.K. restructuring charge (1)	-		(2,448)

Selling, general and administrative expenses excluding the U.K. restructuring charge	$242,448		$222,852	8.8%

Earnings from operations	$14,954		$22,266
U.K. restructuring charge (1)	-		2,448

Earnings from operations excluding the U.K. restructuring charge	$14,954		$24,714	(39.5%	)

EMEA Commercial selling, general and administrative expenses	$59,807		$55,762
U.K. restructuring charge (1)	-		(2,448)

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$59,807		$53,314	12.2%

EMEA Commercial earnings from operations	$1,339		$3,476
U.K. restructuring charge (1)	-		2,448

EMEA Commercial earnings from operations excluding the U.K. restructuring charge	$1,339		$5,924	(77.4%	)

EMEA Commercial and PT earnings from operations	$2,709		$3,909
U.K. restructuring charge (1)	-		2,448

EMEA Commercial and PT earnings from operations excluding the U.K. restructuring charge	$2,709		$6,357	(57.4%	)

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	June Year to Date
	2008		2007
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations	$18,421	$0.53	$20,569	$0.56

U.K. restructuring charge (1)	-	-	5,082	0.14

Earnings from continuing operations excluding the U.K. restructuring charge	$18,421	$0.53	$25,651	$0.69

	June Year to Date
	2008		2007	% Change

Selling, general and administrative expenses	$479,395		$444,015
U.K. restructuring charge (1)	-		(5,082)

Selling, general and administrative expenses excluding the U.K. restructuring charge	$479,395		$438,933	9.2%

Earnings from operations	$27,894		$32,759
U.K. restructuring charge (1)	-		5,082

Earnings from operations excluding the U.K. restructuring charge	$27,894		$37,841	(26.3%	)

EMEA Commercial selling, general and administrative expenses	$116,998		$109,210
U.K. restructuring charge (1)	-		(5,082)

EMEA Commercial selling, general and administrative expenses excluding the U.K. restructuring charge	$116,998		$104,128	12.4%

EMEA Commercial earnings from operations	$(240)		$(992)
U.K. restructuring charge (1)	-		5,082

EMEA Commercial earnings from operations excluding the U.K. restructuring charge	$(240)		$4,090	(105.9%	)

EMEA Commercial and PT earnings from operations	$2,154		$(243)
U.K. restructuring charge (1)	-		5,082

EMEA Commercial and PT earnings from operations excluding the U.K. restructuring charge	$2,154		$4,839	(55.5%	)

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charge from prior year results is useful to understand the Company’s fiscal 2008 financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The U.K. restructuring charge is comprised of facility exit costs associated with the closure of 22 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations.